UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)   March 29, 2006
NACCO Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9172	34-61505819

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive Cleveland, Ohio	44124-4017

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (440) 449-9600

N/A

(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements.
     On March 29, 2006, the Compensation Committees of the Board of Directors of NACCO Industries, Inc. (“NACCO”) and its’ wholly owned subsidiaries, Hamilton Beach/Proctor-Silex, Inc.(“HB/PS”), NACCO Materials Handling Group, Inc. (“NMHG”), The Kitchen Collection, Inc. (“KCI”) and The North American Coal Corporation (“NA Coal”), each adopted a 2006 Annual Incentive Compensation Plan (respectively, the “NACCO Annual Incentive Plan,” the “HB/PS Annual Incentive Plan,” the “NMHG Annual Incentive Plan,” the “KCI Annual Incentive Plan” and the “NA Coal Annual Incentive Plan”) (collectively, the “Annual Incentive Plans”) for the benefit of certain of their respective executive and management employees. Additionally, performance criteria were established for the Annual Incentive Plans.
     The Annual Incentive Plans provide that each participant is eligible to earn a target incentive award during the award term of January 1, 2006 through December 31, 2006. Final awards for each individual under the Annual Incentive Plans are based on the participant’s target award measured against established performance criteria and performance by the participant against individual goals for the January 1, 2006 through December 31, 2006 performance period. The Compensation Committee of the Board of Directors of each of NACCO, HB/PS, NMHG, KCI and NA Coal (collectively referred to herein as the “Compensation Committees”), in its discretion, may also increase or decrease awards under its respective company’s Annual Incentive Plan and may approve the payment of awards where performance would otherwise not meet the minimum criteria set for payment of awards. Awards under the Annual Incentive Plans range from 0% to 150% of the participant’s target award amount.
     For 2006, the performance criteria under the Annual Incentive Plans are as follows:
•	NACCO Annual Incentive Plan: 60% of the award is based on the performance criteria (other than return on total capital employed) established under the Annual Incentive Plans for NACCO’s subsidiaries and 40% of the award is based on NACCO’s consolidated return on total capital employed;
•	HB/PS Annual Incentive Plan: HB/PS’ return on total capital employed, net income and revenue;
•	NMHG Annual Incentive Plan: NMHG’s return on total capital employed, net income and market share;
•	KCI Annual Incentive Plan: KCI’s return on total capital employed, net income and sales development; and
•	NA Coal Annual Incentive Plan: NA Coal’s net income, economic value income and support costs.
     Final incentive awards under the Annual Incentive Plans will be determined by the respective Compensation Committees following December 31, 2006. Final awards will be paid in cash to participants, less applicable federal, state and local income tax, social security and other standard withholdings and deductions, no later than March 15, 2007.
     Also on March 29, 2006, the Compensation Committee of HB/PS adopted the amended and restated Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated Effective as of January 1, 2006) (the “HB/PS LTIP”). The HB/PS LTIP was amended and restated to reflect the fact that HB/PS previously froze its prior senior long-term incentive compensation plan. The HB/PS LTIP covers all eligible executive and management employees of HB/PS. No other substantive changes were made to the HB/PS LTIP.
     Also on March 29, 2006, NMHG adopted the amended and restated NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2006) (the “NMHG LTIP”). The NMHG LTIP was also amended and restated to reflect the fact that NMHG froze its prior senior long-term incentive compensation plan. The NMHG LTIP covers all eligible executive and management employees of NMHG. No other substantive changes were made to the NMHG LTIP.
     In addition, performance criteria were established for the HB/PS LTIP, the NMHG LTIP and The Kitchen Collection, Inc. Long-Term Incentive Compensation Plan (the “KCI LTIP”) (collectively, the “Subsidiary LTIPs”). For 2006, participants are eligible to earn a target long-term incentive award during the award term of January 1, 2006 through December 31, 2006. Final awards for participants under the Subsidiary LTIPs are based on the participants’ target awards measured against the following performance criteria for the January 1, 2006 through December 31, 2006 performance period:
•	HB/PS LTIP: HB/PS’ return on total capital employed;
•	NMHG LTIP: NMHG’s return on total capital employed; and
•	KCI LTIP: KCI’s return on total capital employed.
     The annual incentive compensation plans and the amendments and restatements described above and corresponding forms of award agreements are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 and are hereby incorporated herein by reference. The foregoing summaries of the annual incentive compensation plans and the amendments and restatements are qualified in their entirety by reference to the full text of the applicable and annual incentive compensation plans and the amendments and restatements, which are attached hereto as exhibits.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Exhibit Description

10.1	NACCO Industries, Inc. 2006 Annual Incentive Compensation Plan

10.2	The Hamilton Beach/Proctor-Silex, Inc. 2006 Annual Incentive Compensation Plan

10.3	The Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2006)

10.4	Form award agreement for the Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2006)

10.5	The NACCO Materials Handling Group, Inc. 2006 Annual Incentive Compensation Plan

10.6	The NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2006)

10.7	Form award certificate for the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2006)

10.8	The Kitchen Collection, Inc. 2006 Annual Incentive Compensation Plan

10.9	Form award certificate for The Kitchen Collection, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005)

10.10	The North American Coal Corporation 2006 Annual Incentive Compensation Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.

By:	/s/ Charles A. Bittenbender

Name:	Charles A. Bittenbender
Title:	Vice President, General Counsel and Secretary
Date: March 31, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	NACCO Industries, Inc. 2006 Annual Incentive Compensation Plan

10.2	The Hamilton Beach/Proctor-Silex, Inc. 2006 Annual Incentive Compensation Plan

10.3	The Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2006)

10.4	Form award agreement for the Hamilton Beach/Proctor-Silex, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2006)

10.5	The NACCO Materials Handling Group, Inc. 2006 Annual Incentive Compensation Plan

10.6	The NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2006)

10.7	Form award certificate for the NACCO Materials Handling Group, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2006)

10.8	The Kitchen Collection, Inc. 2006 Annual Incentive Compensation Plan

10.9	Form award certificate for The Kitchen Collection, Inc. Long-Term Incentive Compensation Plan (As Amended and Restated as of January 1, 2005)

10.10	The North American Coal Corporation 2006 Annual Incentive Compensation Plan